SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is dated as of February 8, 2007 and is made and entered into by UNITED INSURANCE MANAGEMENT, L.C., a Florida limited liability company ("Company") having a mailing address of 700 Central Avenue, Suite 302, St. Petersburg, Florida 33701, as debtor, in favor of COLUMBUS BANK AND TRUST COMPANY, a Georgia banking corporation ("Bank") having a mailing address of P. O. Box 120, Columbus, Georgia 31902, as secured party, witnesseth:

RECITALS

The Company and United Insurance Holdings, L.C. (collectively with Company sometimes hereinafter referred to as "Borrowers") have requested and Bank has agreed to extend a term loan to the Borrowers in the maximum principal amount of $33,000,000.00 (hereinafter referred to as the "Loan"), same being evidenced by that certain term promissory note dated of even date herewith from the Borrowers in favor of Bank in the face principal amount of Thirty-Three Million and 00/100ths Dollars ($33,000,000.00) (such term promissory note, and all amendments, modifications, replacements, extensions and renewals thereof, being hereinafter referred to as the "Note").

As security for the payment and performance of its debts, liabilities and obligations under the Note and all other indebtedness, liabilities and obligations to Bank of every nature, and to induce Bank to make the Loan, the Company has agreed to grant and convey to Bank a security interest in the Collateral (as hereinafter defined).

NOW, THEREFORE, for Ten ($10.00) Dollars and other good and valuable consideration in hand paid to the Company, the receipt and sufficiency of which is hereby acknowledged by the Company and in order to secure the prompt payment and performance of (i) all indebtedness, liabilities, and obligations of the Borrowers to Bank of any nature whatsoever (whether now existing or hereafter arising) under or in connection with the Note, and any renewals, extensions, restatements, modifications and amendments thereof, (ii) all present and future indebtedness, liabilities and obligations of the Company to Bank under this Agreement, and (iii) any and all other indebtedness or liability of any nature, whether direct or indirect, absolute or contingent or otherwise, now owing or which may hereafter be owing by the Company to Bank, however and whenever incurred, whether as principal, maker, endorser, guarantor, indemnitor, surety or otherwise and any renewals, extensions, restatements, modifications and amendments of any thereof (all of the foregoing items (i) - (iii) referred to collectively as the "Liabilities") and the performance by the Company of all of the terms, conditions, and provisions of this Agreement and the performance by the Company of all of the terms, conditions and provisions of any other document previously, simultaneously, or hereafter executed and delivered by the Company in connection with any of the Liabilities (the "Documents"), the Company agrees with Bank as follows:

1. Collateral. To secure the payment and performance of the Liabilities and the Company's performance of its obligations under the Documents, the Company hereby grants and conveys to Bank a first in priority continuing security interest in, and security title in and to and a

lien on, all of the Company's rights, title and interest in and to the following described property, whether now owned or hereafter acquired by the Company, and the products and proceeds therefrom:

A. Inventory. All of the Company's inventory of every description, whether now existing or hereafter acquired or arising or in which the Company now has or hereafter acquires any rights, including, without limitation, all raw materials, work-in-process, goods held by the Company for sale or to be furnished under any contract of service, or so furnished by the Company, any and all finished goods, accessories and materials and supplies of any kind, nature or description which are or might be used or consumed in the Company's business or are or might be used in connection with the advertising or selling of such goods, all returned or repossessed goods now, or at any time or times hereafter in the possession or under the control of the Company or Bank, all documents representing the same, wherever located, together with all cash and non-cash proceeds and products thereof (the "Inventory").

B. Accounts. All of the Company's accounts of every description (including, without limitation, all accounts receivable, notes, notes receivable, drafts, acceptances, and similar instruments and documents) whether now owned or hereafter acquired or arising or in which the Company now has or hereafter acquires any rights, including, without limitation, all present and future rights to payment for Inventory or other property sold or for services rendered, whether or not represented by instruments or chattel paper, and whether or not earned by performance, together with (i) all cash and non-cash proceeds thereof and (ii) all returned, or repossessed goods, the sale of which shall have given or shall give rise to an account, and all cash and non-cash proceeds and products of all such goods (the "Accounts").

C. General Intangibles. All of the Company's general intangibles of every description, whether now owned or hereafter acquired or arising or in which the Company now has or hereafter acquires any rights, including, without limitation, any proceeds from insurance policies after payment of prior interests, payment intangibles, tax refunds, trade secrets, tradenames, copyrights, contract rights, franchises, goodwill, customer lists, rights to performance, rights under licenses, choses-in-action, claims, software, information contained in computer media (such as data bases, source and object codes, and information therein), patents, patents applied for, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, and the rights of the Company thereunder, issued by any governmental, regulatory, or private authority, agency, or entity, whether now owned or hereafter acquired, together with all cash and non-cash proceeds and products thereof and all renewals, extensions, continuations and reissues thereof.

D. Chattel Paper. All of the Company's chattel paper as "chattel paper" is defined in the Uniform Commercial Code, whether now owned or hereafter existing, acquired, or created, together with (i) all moneys due and to become due thereafter, (ii) all cash and non-cash proceeds thereof, and (iii) all returned or repossessed goods, the sale of which shall have given or shall give rise to chattel paper, and all cash and non-cash proceeds and products of all such

goods. Additionally, the Company assigns and grants to Bank a security interest in all property and goods both now owned and hereafter acquired by the Company which are sold, leased, secured, are the subject of, or otherwise covered by, the Company's chattel paper, together with all rights incident to such property and goods and all cash and non-cash proceeds thereof.

E. Instruments. All of the Company's presently owned and hereafter acquired instruments, including, without limitation, bills of exchange, notes, and all negotiable instruments, all certificated securities, all certificates of deposit and any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, together with all products and proceeds of any of the foregoing.

F. Deposit Accounts. All presently owned and hereafter established or acquired demand, time, savings, passbook or similar accounts of the Company wherever maintained, including, without limitation, all such accounts of the Company now or hereafter maintained at Bank or at any other affiliate or subsidiary of Synovus Financial Corp. Specifically included in the accounts described herein is that certain "Investment Account" in the joint names of Borrowers with Bank as described in the Loan Agreement (as hereinafter defined). The Investment Account shall, as long as any of the Liabilities shall remain outstanding, be under the sole dominion and control of Bank, which shall have the sole right to withdraw funds from the Investment Account to allow Borrowers to make distributions to their members in such amounts and at such times as shall be permitted under the terms of the Loan Agreement, so long as no Event of Default shall have occurred and be continuing under the provisions of said Loan Agreement.

G. Letter-of-Credit Rights. All presently held and hereafter acquired letter-of-credit rights of the Company, which include, without limitation, any and all rights to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance, and any and all proceeds therefrom.

H. All Equipment and Furniture. All of the Company's equipment, machinery, furniture and fixtures (excluding vehicles and office equipment), whether now owned or leased or hereafter acquired or leased and wherever located, together with (i) all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith, (ii) all replacements thereof and substitutions therefor, and (iii) all cash and non-cash proceeds and products thereof (the "Equipment").

I. Other. Without limiting the foregoing, any description of accounts (including without limitation, accounts receivable), chattel paper (whether tangible or electronic), deposit accounts, documents, general intangibles (including, without limitation, payment intangibles and software), goods (including, without limitation, inventory, furniture, equipment (exclusive of office equipment and vehicles), fixtures and accessions), instruments (including, without limitation, promissory notes), investment property, letter-of-credit rights, letters of credit, money, supporting obligations, and all proceeds and products of the foregoing, in each case as such terms are defined

under the Uniform Commercial Code as in effect from time to time in the State of Georgia, whether now owned or hereafter acquired by the Company.

The term "Collateral" as used herein means each and all of the items of property described in A- I above, whether now or hereafter existing, owned or acquired by the Company, wherever located, together with all accessions thereto, all substitutions and replacements thereof and all of the Company's books and records (including, without limitation, computer records, tapes, disc and programs and all other media, written, electric, magnetic or otherwise containing such records) which now or hereafter relate to any of the items of Collateral and all products and proceeds thereof. The term "proceeds" as used herein has the meaning assigned thereto in the Uniform Commercial Code as in effect from time to time in the State of Georgia and includes, without limitation, the proceeds of all insurance policies covering all or any part of such items of Collateral.

Notwithstanding anything to the contrary contained in this Agreement, the types or items of Collateral shall not include any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of Company if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Secured Party is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained; provided that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Secured Party's unconditional continuing security interest in and upon any rights or interests of Company in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any Accounts).

2. Title to Collateral. The Company warrants and represents that (i) it is the lawful owner of the Collateral, and has the full right, power, and authority to convey, transfer, and grant the security title and security interest in the Collateral granted herein to Bank; (ii) the Collateral is not, and so long as this Agreement is in effect, will not be, subject to any liens, claims, security interests, encumbrances, taxes, or assessments, however described or denominated other than liens in favor of Bank; (iii) no financing statement, mortgage, notice of lien, deed of trust, deed to secure debt, security agreement, or any other agreement or instrument creating an encumbrance, lien, or charge against any of the Collateral is in existence or on file in any public office, other than financing statements (or other appropriate security documentation) filed on behalf of Bank naming Bank as secured party; and (iv) all information with respect to the Collateral and the Liabilities, or any of them, set forth in any written schedule, certificate, or other document at any time heretofore or hereafter furnished by the Company to Bank, and all other written information heretofore or hereafter furnished by the Company to Bank, is and will be true and correct in all material respects as of the date furnished.

3. Further Assurances. The Company will defend its rights, title and interest in and to the Collateral against all persons and will, upon request of Bank, (a) furnish such further

assurances of title as may be reasonably required by Bank, (b) deliver and execute or cause to be delivered and executed, in form and content reasonably satisfactory to Bank, any financing statements, notices, and other documents and pay the cost of filing or recording the same in all public offices deemed necessary by Bank, as well as any recordation, documentary, or transfer tax required by law to be paid in connection with such filing or recording, and (c) do such other acts as Bank may reasonably request in order to perfect, preserve, maintain, or continue the perfection of the Bank's security interest in the Collateral and its priority. The Company hereby authorizes Bank, at Bank's option, to file from time to time, without the signature of or further consent of the Company, such financing statements and amendments, continuations and addendums thereto as Bank may deem appropriate to perfect, preserve, maintain or continue the perfection of the Bank's security interest in all or any portion of the Collateral.

4. Accounts. Etc. Until the occurrence of an Event of Default (as hereinafter defined), the Company will, at its own expense, use commercially reasonable efforts to collect, as and when due, all amounts owing under the Accounts, including the taking of such action with respect to such collection consistent with commercially reasonable business practices; provided, however, without limiting the requirements of the Loan Agreement (as hereinafter defined), until an Event of Default shall occur or would occur but for the passage of time, or giving of notice, or both, the Company may use or consume in the normal and ordinary course of its business any such collections on the Accounts in any lawful manner not inconsistent with this Agreement, the Loan Agreement (as hereinafter defined), and the other Documents. Without limiting any other rights or remedies of Bank, Bank may, after an Event of Default shall occur and upon notice to the Company, revoke any such power and authority and notify any parties obligated on any of the Accounts to make payment to Bank of any amounts due or to become due thereunder, and enforce collection or performance under any of the Accounts by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Unless sooner required by the Loan Agreement (as hereinafter defined), after an Event of Default, the Company will, at its own expense, notify any parties obligated on any of the Accounts to make payments to Bank and will hold in trust and immediately forward to Bank all payments received by the Company in the form received, with all necessary endorsements thereon for collection by Bank. To the extent any provisions of this Section 4 are in conflict with any provisions of the Loan Agreement (as hereinafter defined), the provisions most favorable to Bank will prevail.

5. Transfer and Other Liens. The Company will not sell, lease, transfer, exchange, or otherwise dispose of the Collateral, or any part thereof, or interest therein, except for the sale or disposal of Inventory in the ordinary course of business, without the prior written consent of Bank and will not permit any lien, security interest, or other encumbrance to attach to the Collateral, or any part thereof, other than those in favor of Bank or those permitted by Bank in writing.

6. Financial Statements. The Company will furnish to Bank within the time frame specified in the Loan Agreement (as hereinafter defined) such operating statements, balance

sheets, financial statements and tax returns as are required by the terms of said Loan Agreement.

7. Name of the Company, Place(s) of Business, and Location of Collateral. The Company represents and warrants that it is a limited liability company duly organized and existing under the laws of the State of Florida, that its correct legal name and tax identification number are as specified on the signature lines of this Agreement, and each legal or trade name of the Company for the previous five (5) years (if different from the Company's current legal name) is as specified below the signature lines of this Agreement. The Company will at all times maintain its existence as a limited liability company organized under the laws of the State of Florida. The Company warrants that the address of the Company's chief executive office and the address of each other place of business of the Company are as specified in the first paragraph of this Agreement or below the signature lines of this Agreement. The Company shall not change its Chief Executive Office or its mailing address unless Bank shall have received not less than thirty (30) days' prior written notice from the Company of such proposed change, which notice shall set forth such information with respect thereto as Bank my require, and Bank shall have received such agreements as Bank may reasonably require in connection therewith. No Inventory will be stored with a warehouseman, bailee or similar party.

8. Care of Collateral. In the case of tangible property constituting part of the Collateral, the Company will maintain such Collateral in good condition excepting ordinary wear and tear and any loss, damage, or destruction which is fully covered by proceeds of insurance (less applicable deductibles) and will not do or permit anything to be done to the Collateral that may impair its value or that may violate the terms of any insurance covering the Collateral or any part thereof. Bank shall have no duty to, and the Company hereby releases Bank from all claims for loss or damage caused by the failure to collect or enforce any Account or chattel paper or to preserve rights against prior parties to the Collateral except for such actual damage to the Company caused by fraud, gross negligence or willful misconduct on the part of the Bank. The Company will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances, and regulations.

9. Insurance. In the case tangible property constituting part of the Collateral, the Company will at all times keep such Collateral insured against loss, damage, theft and other risks, in such amounts and with such companies and under such policies and in such form, as shall be customary for businesses of similar location and character as the Company and otherwise reasonably acceptable to Bank.

10. Taxes. The Company will comply with the provisions of the Loan Agreement pertaining to the payment of taxes.

11. Equipment Not Fixtures. The Company warrants that all Equipment which constitutes a part of the Collateral is personalty and is not and will not be affixed to real estate in such manner as to become a fixture or part of such real estate.

12. Specific Assignments. Promptly upon request by Bank, the Company will execute and deliver to Bank written assignments, endorsements, and/or schedules, in form and

content satisfactory to Bank, of specific chattel paper and Accounts or groups of Accounts or chattel paper, but the security interest of Bank hereunder shall not be limited in any way by such assignments.

13. Delivery of Chattel Paper. The Company will promptly upon request by Bank deliver, assign, and endorse to Bank all chattel paper and all other documents held by the Company in connection therewith.

14. Government Contracts. If any Account or chattel paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Company shall immediately notify the Bank thereof in writing and execute any instruments or take any steps required by the Bank in order that all moneys due or to become due under such contract or contracts shall be assigned to the Bank and notice thereof given under the Federal Assignment of Claims Act or other applicable law.

15. Collateral Account. If all or any part of the Collateral at any time consists of Inventory, Accounts, or chattel paper, the Company will, upon the written request of Bank at any time and from time to time after the occurrence of an Event of Default hereunder which is continuing and has not been cured within any applicable cure period, if any, (i) deposit or cause to be deposited to Bank's account designated by Bank and from which Bank alone has power of access and withdrawal (the "Collateral Account") all checks, drafts, cash, and other remittances in payment or on account of payment of such Inventory, Accounts, or chattel paper and the cash proceeds of any returned Inventory, the sale of which gave rise to an Account or chattel paper (all of the foregoing herein collectively referred to as "Items of Payment"), and (ii) deposit the Items of Payment for credit to the Collateral Account within one (1) business day of the receipt thereof, and in precisely the form received, except for the endorsement of the Company where necessary to permit the collection of the Items of Payment, which endorsement the Company hereby agrees to make. Pending such deposit, the Company will not commingle any of the Items of Payment with any of its other funds or property but will hold them separate and apart. Bank may at any time and from time to time apply the whole or any part of the collected funds credited to the Collateral Account against the Liabilities, in such order and proportion of application determined by Bank. The Company shall have no right of withdrawal from the Collateral Account.

16. Rights of Bank and Duties of the Company. If all or any part of the Collateral at any time consists of Inventory, Accounts, Letter-of-Credit Rights, or chattel paper, Bank may, if an Event of Default hereunder shall have occurred and is continuing, (a) notify the account debtors obligated on any of the Collateral to make payments thereon directly to Bank, and to take control of the cash and non-cash proceeds of any such Collateral; (b) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable; (c) release, make exchanges or substitutions for, or surrender all or any part of the Collateral; (d) remove from the Company's place(s) of business all books, records, ledger sheets, correspondence, invoices, and documents relating to or evidencing any of the Collateral or, without cost or expense to Bank,

and make such use of the Company's place(s) of business as may be reasonably necessary to administer, control, and collect the Collateral; (e) repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor; (f) demand, collect, receipt for, and give renewals, extensions, discharges, and releases of any of the Collateral; (g) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (h) settle, renew, extend, compromise, compound, exchange, or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (i) endorse the name of the Company upon any Items of Payment relating to the Collateral or upon any proof of claim in bankruptcy against an account debtor; and (j) receive and open all mail addressed to the Company and notify postal authorities to change the address for the delivery of mail to the Company to such address as Bank may designate; and for purposes of taking the actions described in Subsections (a) through (j) the Company hereby irrevocably appoints Bank as its attorney-in-fact (which appointment being coupled with an interest is irrevocable while any of the Liabilities remain unpaid), with power of substitution, in the name of Bank or in the name of the Company or otherwise, for the use and benefit of Bank, but at the cost and expense of the Company and without notice to the Company. If an Event of Default hereunder shall have occurred and is continuing, the Company will (a) make no material change to the terms of any sale of any Inventory or of any Account or chattel paper without the prior written permission of Bank, which consent shall not be unreasonably withheld; and (b) on written demand, make available in form acceptable to Bank documents and delivery receipts evidencing the shipment of Inventory which gave rise to the sale of Inventory or of an Account or chattel paper, copies of the invoices arising out of the sale of Inventory or for an Account, and the Company's copy of any written order from which the sale of Inventory or an Account, or chattel paper arose.

17. Performance by Bank. If the Company fails to perform, observe, or comply with any of the conditions, terms, or covenants contained in this Agreement, Bank, after notice to and demand upon the Company to cure, if any, provided herein, and without waiving or releasing any of the Liabilities or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms, or covenants for the account and at the expense of the Company. All reasonable sums paid or advanced by Bank in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (collectively, the "Expense Payments") together with interest thereon at the Default Rate (as defined in the Note), from the date of payment until repaid in full, shall be paid by the Company to Bank on demand and shall constitute and become a part of the Liabilities secured hereby.

18. Default. The occurrence of any one or more of the following events shall constitute an event of default (an "Event of Default") under this Agreement: (a) any statement, representation or warranty of the Company herein or in any other writing at any time furnished by the Company to Bank is untrue in any material respect as of the date made; (b) occurrence of a default or Event of Default, as therein defined, under the Note or that certain Loan Agreement between the Borrowers and Bank dated of even date herewith (together with all amendments or modifications thereof, the "Loan Agreement") or under any other Documents; or (c) breach by

the Company of, non-compliance by the Company with or failure of the Company to observe any other term, covenant, representation or agreement contained herein (provided, however, with respect to such defaults not otherwise addressed in this Section 18, the Company shall have ten (10) days after written notice of such failure is given by Bank to the Company in which to cure any such failure that can be cured by the payment of money and shall have thirty (30) days after written notice of such failure is given by Bank to the Company in which to cure any such failure that cannot be cured by the payment of money).

19. Rights and Remedies Upon Default. Upon the occurrence of an Event of Default hereunder, Bank may, at its option, and without notice to the Company, and, without limiting any other available rights and remedies, cause the acceleration of the Liabilities, which shall become immediately due and payable. The occurrence or non-occurrence of an Event of Default shall in no manner impair the ability of Bank to demand payment of any portion of the Liabilities which are payable on demand. Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code (in effect in the State of Georgia or any other applicable jurisdiction) and other applicable law in the State of Georgia or other applicable law of any other applicable jurisdiction. Upon the occurrence of an Event of Default hereunder, the Company, upon written demand by Bank, shall assemble the Collateral and make it available to Bank at a place designated by Bank which is mutually convenient to both parties. Upon the occurrence of an Event of Default hereunder, Bank or its agents may enter upon the Company's premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it, all without judicial process or proceedings; provided, however, all such action shall be taken in commercially reasonable manners.

Any written notice of the sale, disposition, or other intended action by Bank with respect to the Collateral which is required by applicable laws and is sent by certified mail, postage prepaid, to the Company at the address of the Company's principal place of business specified in the first paragraph hereof, or such other address which may from time to time be shown on the Bank's records, at least ten (10) days prior to such sale, disposition, or other action, shall constitute reasonable notice to the Company. The Company shall pay on written demand all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by or on behalf of Bank (a) in enforcing the Liabilities, and (b) in connection with the taking, holding, preparing for sale or other disposition, selling, managing, collecting, or otherwise disposing of the Collateral. All of such costs and expenses (collectively, the "Liquidation Costs") together with interest thereon at a simple per annum rate of interest which is equal to the Default Rate (as defined in the Note), from the date of payment until repaid in full, shall be paid by the Company to Bank on written demand and shall constitute and become a part of the Liabilities secured hereby. Any proceeds of sale or other disposition of the Collateral will be applied by Bank to the payment of Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by Bank to the payment of the remaining Liabilities in such order and manner of application as Bank may from time to time in its sole discretion determine. If any deficiency exists, the Company shall remain liable for such deficiency.

20. Remedies Cumulative. Each right, power, and remedy of Bank as provided for in this Agreement or in the other Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Documents or now or hereafter available at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Bank of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Bank of any or all such other rights, powers, or remedies.

21. Waiver. No failure or delay by Bank to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement or of the other Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude Bank from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any of the Liabilities, Bank shall not be deemed to have waived the right either to require payment when due of all other the Liabilities or to declare an Event of Default hereunder for failure to effect such payment of any such other Liabilities. The Company waives presentment, notice of dishonor, and notice of non-payment with respect to Accounts and chattel paper.

22. Miscellaneous. Time is of the essence of this Agreement. The section headings of this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof. Neither this Agreement nor any term, condition, covenant, or agreement hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. This Agreement shall be governed by the laws of the State of Georgia and shall be binding upon the Company and its legal representatives, successors, and assigns, and shall inure to the benefit of Bank and its successors and assigns. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, a limited liability company, an association, a partnership, a trust, an organization and any other form of entity. Invalidation of any one or more of the provisions of this Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time. Except to the extent varied by this Agreement, all terms used herein which are defined by the Uniform Commercial Code, as in effect from time to time in the State of Georgia, shall have the same meanings hereunder as assigned to them by the Uniform Commercial Code, as in effect from time to time in the State of Georgia.

In the event of any conflict or inconsistency among any of the various provisions contained in this Agreement or in the Loan Agreement or any other Documents, the provisions most favorable to Bank shall control.

IN WITNESS WHEREOF, the Company has duly executed and delivered this Agreement, under seal, as of the day and year first written above.

COMPANY:

UNITED INSURANCE MANAGEMENT, L.C.

By: ______________________

Don Cronin
Chief Executive Officer/President

Previous legal and/or trade names of the Company: _________.

Tax Identification Number of Company:59-3562047